SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 22, 1998



                              GREENLAND CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



           017833                             87-0439051
  (Commission File Number)      (I.R.S. Employer Identification Number)

                                7084 Miramar Road
                               San Diego, CA 92121
              (Address and zip code of principal executive offices

                                 (619) 566-9604
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     On December 31, 1997, the Registrant entered into an Agreement of Exchange whereby the Registrant's shares of its wholly-owned GAM Properties, Inc. subsidiary were exchanged for shares of Golden Age Homes, Inc., a Delaware corporation.

     The Registrant transferred 20,000 shares of GAM Properties Inc. common stock, representing 100% of the issued and outstanding shares of stock in the company. As consideration, Golden Age Homes, Inc. paid the Registrant ten thousand dollars ($10,000.00) and 290,000 shares of Golden Age Homes Class A convertible preferred stock valued at five dollars ($5.00) per share.

     The Golden Age Homes Class A convertible preferred stock is convertible on or after the two-year anniversary date of issuance at a value equal to $5.00 per share, the face value of the stock, or convertible into common stock based on an exercise price equal to the average of the previous five days' bid price at the date of conversion.

     The disposition of the Registrant's GAM Properties, Inc. subsidiary includes the transfer of all of the Registrant's real estate holdings to Golden Age Homes, Inc.

     The value of such assets is included in the Registrant's Form 10-QSB for the period ended September 30, 1997.

     The value of such assets, net of depreciation and any amounts payable (including mortgages on the real estate and accounts payable of the company) is $1,450,000.00. The value of the consideration paid to the Registrant by Golden Age Homes, Inc. is $1,450,000.00. Golden Age Homes, Inc. assumed all of the assets and liabilities of GAM Properties, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)  Exhibits.

         4(a) Agreement  of  Exchange  by and  between  Golden Age Homes,  Inc.,
              Greenland Corporation, and GAM Properties, Inc.

         4(b) Offshore Securities Subscription Agreement from R.O.I, Inc.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         On January 20, 1998, the Registrant accepted the subscription for 3,000,000 shares of Greenland common stock for $0.05 per share. As of January 20, 1998, the subscriber, R.O.I., Inc. a Bahamian corporation, had purchased 1,000,000 shares.

EXHIBIT 4(a)
                              AGREEMENT OF EXCHANGE
                                 By and Between

                             GOLDEN AGE HOMES, INC.
                            A Nevada Corporation, and

                              GREENLAND CORPORATION
                  A Nevada Corporation, and As Shareholder, and

                              GAM PROPERTIES, INC.
                            A California Corporation

         This Agreement is made effective December 31, 1997, at San Diego, California, by and between Golden Age Homes, Inc., a Nevada Corporation, hereinafter called "Golden Age", Greenland Corporation, a Delaware Corporation, hereinafter called "Shareholder", and GAM Properties, Inc., a California corporation, hereinafter called the "Corporation". WHEREAS, the Shareholder has represented that it owns all of the outstanding stock of the Corporation, and WHEREAS Golden Age desires to acquire from Shareholder and Shareholder desires to exchange stock with Golden Age, one hundred percent (100%) of the outstanding stock of the Corporation ("the Shares"), and WHEREAS the Corporation desires that this transaction be consummated. NOW, THEREFORE, in consideration of the mutual covenants, promises, conditions, agreements, representations and warranties contained in this Agreement, setting aside all previous agreements both oral and written the parties agree as follows:

1.  PURCHASE AND SALE OF SHARES
1.1. Subject to the terms and conditions set forth in this Agreement, on the closing, Shareholder will transfer and convey to Golden Age 20,000 shares of common stock in the Corporation, which represents 100% of the issued and outstanding shares of stock in the Corporation.
1.2. As consideration for the transfer of the shares by Shareholder, Golden Age shall deliver at the closing, ten thousand dollars ($10,000.00) in the form of a ninety (90) day promissory note and certificates representing 290,000 shares of Golden Age's Class A convertible preferred stock valued at five dollars ($5.00) per share ($.001 par value), hereinafter referred to as the "Preferred Stock".
1.3.  The  290,000  shares of  Preferred  Stock  shall be  issued  to  Greenland
Corporation. 1.4. Conversion of the 290,000 shares of Preferred Stock held by Shareholder will be convertible on or after the two (2) year anniversary from the date of issuance at a value equal to five dollars ($5.00), the face value of the Preferred Stock, or convertible into common stock based on an exercise price equal to the average of the previous five (5) days' bid price at the date of conversion.
1.5. Golden Age is to guarantee that there are sufficient shares of its common stock available to effect the conversion of the Preferred stock.
2.  REPRESENTATIONS AND WARRANTIES OF THE PARTIES
2.1. The Shareholder represents and warrants that the Shareholder is owner, beneficially and of record, of all the shares free and clear of liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions, other than any restriction set forth by the California Commissioner of Corporations. Shareholder will assure full power to transfer the shares to Golden Age by obtaining the consent or approval of its Shareholders.
2.2. The Shareholder and the Corporation, to the best or their knowledge, represent and warrant as follows:
a. Corporation is a corporation duly organized validly existing, and in good standing under the laws of California and has all necessary corporate powers to own its properties and to operate its business as now owned and operated by it.
b. The authorized capital stock of the Corporation consists of twenty thousand (20,000) shares of common stock, having par value of one dollar ($1.00), of which 20,000 shares (the shares) are issued and outstanding. All the shares are validly issued, fully paid, and non-assessable, and such shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreement or commitments obligating the Corporation to issue or to transfer from treasury any additional shares of its capital stock or any class.
c. That there is no suit, action, arbitration, or legal administrative, or other proceeding, to the best knowledge of Corporation; against or effecting corporation or any other business, assets, or financial condition other than those specifically disclosed by Corporation.
d. The financial statements in the public filing documents (Forms 10K and 10Q) of Shareholder, including the financial condition of the Corporation, have been prepared in accordance with generally accepted accounting principles consistently followed by the Shareholder and the Corporation as of the respective dates of said financial statements, and the results of its operation for the respective periods indicated. e. That there has not been since the date of the financial statements provided any material change in the financial condition, liabilities, assets, business or prospects of the Corporation other than those specifically disclosed. f. Since December 31, 1994, that within the times and in the manner prescribed by law, the Corporation has filed all federal, state, and local tax returns required by law and has paid all taxes, assessment, and penalties due and payable. There are not present disputes as to taxes of any nature payable by the Corporation. g. The execution and delivery of this Agreement by the Corporation, and the performance of its covenants and obligations under it, shall have been duly authorized by all necessary corporate action, and Golden Age shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of the Corporation.
h. The Shareholder is acquiring the stock of Golden Age as an investment, and no with a view to distribution, and each hereby consents that the shares of Golden Age may be legended to the effect that such shares are not registered under the Securities act of 1933. i. The Corporation has given no options or other rights to purchase or subscribe for any shares of stock of the Corporation in favor of any person, firm or corporation. Stockholders do not have preemptive rights.
j. The Corporation has no assets or business other than those shown in the financial statements provided.
k.       The Corporation is not party to any employment agreements.
2.3. Golden Age represents and warrants as follows:
a. Golden Age is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has all necessary corporate powers to own its properties and to operate its business as now owned and operated by it; and neither the ownership of its properties nor the nature of its business requires Golden Age to be qualified in any jurisdiction other than the state of its incorporation. b. The authorized capital stock of Golden Age consists of 50,000,000 shares of common stock, having a par value of $0.001 each, of which not more than 5,000,000 are issued and outstanding. All the shares are validly issued, fully paid, and nonassessable, and such shares have been so issued fully in compliance with all federal and state securities laws. c. The financial statements provided pursuant to this Agreement have been prepared in accordance with generally accepted accounting principles consistently followed by Golden Age throughout the periods indicated and fairly present the financial position of Golden Age as of the respective dates of said financial statements, and the results of its operations for the respective periods indicated.
d. That there has not been since the date of the attached financial statements any material change in the financial condition, liabilities, assets, business or prospects of Golden Age.
e. That Golden Age does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the financial statements or otherwise disclosed to this Agreement, and that all debts, liabilities, and obligations incurred after that date were incurred in the ordinary course of business, and are usual and normal in amount both individually and in the Agreement.
f. That within the times and in the manner prescribed by law, Golden Age has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties which in Golden Age's opinion are due and payable and has made all filings required by all applicable state and federal laws.
g. That Golden Age has good and marketable title to all of its respective assets and interests in assets, whether real, personal, mixed, tangible and intangible, which constitute all the assets and interest in assets that are used in the business of Golden Age.
h. The execution and delivery of this Agreement by Golden Age and the performance of its covenants and obligations under it, shall have been duly authorized by all necessary corporation action, and its shareholders have received copies of all resolutions pertaining to that authorization, certified by the secretary of Golden Age.
i. That they have had an opportunity to review the financial statements pursuant to this Agreement and based on such financial statements they have entered into this Agreement.
j. That there has been given to the Shareholder an opportunity to review all of Golden Age's filings with the Securities and Exchange Commission.
3.  DOCUMENTATION, DELIVERY AND COOPERATION
3.1. The Corporation will furnish to Golden Age for its examination (i) copies of the Articles of Incorporation and by-laws of the Corporation; (ii) the minute books of the Corporation containing all records required to be set forth in all proceedings, consents, actions, and meetings of the shareholders and the Board of Directors of the Corporation; (iii) all permits, orders, and consents issued with respect to corporation, or any security, and all applications for such permits, orders, and consents and (iv) the stock transfer books of the Corporation setting forth all transfers of any capital stock.
3.2. At the closing, the Shareholder shall deliver to Golden Age the following instruments, in form and substance satisfactory to Golden Age and its counsel:
a. A certificate or certificates representing the shares of the Corporation, registered in the name of Golden Age.
3.3. At the closing, Golden Age shall deliver to Shareholder the following instruments and documents: a. The share certificates as set forth in paragraph 1.3.
3.4. All of the parties further agree that they will do all things necessary and reasonable to accomplish and facilitate the transfer of the shares in conformance with any and all governmental bodies and regulatory agencies, and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of the Agreement. 4. OBLIGATIONS OF PARTIES 4.1. The obligations of the Shareholder hereunder are, at the option of the Shareholder, subject to the conditions that on or before the closing: a. The Shareholder shall not have discovered any material error, or misstatement or omission in the representations, and warranties made by Golden Age herein, and all the terms and conditions of this Agreement to be complied with and performed by Golden Age at or before the Closing shall have been complied with and performed in all material respects. b. The representations and warranties made by Golden Age in this Agreement shall be correct in all material respects at and as of the Closing. c. The Commissioner of Corporations of the State of California has issued, if necessary, the appropriate permit or permits pursuant to the California Corporations Code the qualification of the securities which are the subject of this Agreement. 4.2. The obligations of Golden Age hereunder are, at the option of Golden Age, subject to the conditions that on or before the
Closing: a. Golden Age shall not have discovered any material error, misstatement or omission in the representations and warranties made by the Shareholder of the Corporation, and all the terms and conditions of this Agreement to be complied with and performed by the Shareholder and the Corporation on or before the Closing shall have been complied with and performed in all material respects. b. The representations and warranties made by the Shareholder and the Corporation in this Agreement shall be correct in all material respects at and as of the Closing. c. The Commissioner of Corporations of the State of California has, if necessary, issued the appropriate permit or permits pursuant to the California Corporations Code for the qualification of the securities which are the subject of this Agreement. 4.3. The Closing under this Agreement shall take place at the offices of Shareholder, San Diego, California, or at such place, time or date, as may be agreed upon by the parties. This Agreement may be signed in one or more counterparts.

GOLDEN AGE HOMES, INC.                               .
a Nevada corporation
BY: Todd Smith, President and Chief Executive Officer

GAM PROPERTIES, INC
a California corporation
BY: Michael H. deDomenico, President


SHAREHOLDER:
GREENLAND CORPORATION
BY: Eric W. Gaer, President and Chief Executive Officer
                                                              ;

EXHIBIT 4(b)

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

This Offshore Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchanges Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

This Agreement has been executed be the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of

GREENLAND CORPORATION
7084 MIRAMAR ROAD
SAN DIEGO, CA 92121

a corporation organized under the laws of the state of Nevada, U.S.A., (NASD Bulletin Board Symbol: GLCP) (hereinafter referred to as the "Seller").

The undersigned:

R.O.I, Inc.
P.O. Box F-42544
Freeport, Bahamas

a resident of a non-U.S.A. jurisdiction (hereinafter referred to as the "Purchaser"), hereby represents and warrants to, and agrees with the Seller as follows:

1.   Agreement to Subscribe; Purchase Price.

     a) The undersigned hereby subscribes for up to three million (3,000,000) shares of Greenland Corporation common stock at a price of five cents ($0.05) per share.

     b) Form of payment. Purchaser shall pay the purchase price by delivering good funds in United States Dollars to the designated depositor for closing by delivery of securities versus payment.

2.   Subscriber    Representations:    Access   to   Information;    Independent
     Investigation.

     a) Offshore Transaction. Purchaser represents and warrants to Seller as follows:

          (i) Purchaser is not a U.S. person as that term is defined under Regulation S;

          (ii) At the time the buy order was originated, Purchaser was outside the United States and is outside the United States as of the date of the execution and delivery of this Agreement;

          (iii)Purchaser is purchasing the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;

          (iv) Each distributor participating in the offering of the securities, if any, has agreed in writing that all offers and sales of the securities prior to the expiration of a period commencing on the date of the transaction and ending forty (40) days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of Shares under the
               Securities Act of 1933 or pursuant to an exemption from registration;

          (v) Purchaser represents and warrants and hereby agrees that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the transaction and ending forty
               (40) days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of securities under the Securities Act of 1933 or pursuant to an exemption from registration, and all offers and sales after the expiration of the forty (40) day period shall be mad only pursuant to such a registration or to such exemption from registration;

          (vi) All offering documents received by Purchaser include statements to the effect that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. persons during a period commencing on the date of the transaction and ending forty (40) days thereafter unless the Shares are registered under the Securities Act of 1933 or an exemption from the registration requirements is available;

          (vii)Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment;

          (viii) Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemption from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

     b) Current Public Information. Purchaser acknowledges that Purchaser has been furnished with or has acquired copies of the Company's most recent annual report filed with the Securities and Exchange Commission and all filings filed thereafter (collectively, the "SEC Filings"), and other publicly available documents.

     c) Independent Investigation; Access. Purchaser acknowledges that Purchaser, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and it's purchaser representatives, if any, and Purchaser and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to ask questions of, and to receive answers from Seller or any person acting on its behalf concerning the terms and conditions of this offering. Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the Seller and materials relating to the offer and sale of the Shares which have been requested. Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

     d) No Government Recommendation or Approval. Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

3.   Issuer Representations.

     a) Reporting Company Status. Seller is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g), or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     b)  Offshore Transaction.

          (i) Seller has not offered these securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

          (ii) At the time the buy order was originated, Seller and/or its agent reasonably believed Purchaser was outside the United States and was not a U.S. person.

          (iii)Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a Purchaser in the United States.

     c) No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S, nor had seller conducted any general solicitation relating to the offer and sale of the Shares within securities to persons resident within the United States or elsewhere.

4. Legends on Certificates. The transaction restriction in connection with this offshore offer and sale restricts Purchaser from offering and selling to U.S. persons, or for the account or benefit of a U.S. person, for forty
     (40) days. Purchaser acknowledges that the certificate(s) evidencing the Shares will have attached to it a Regulation S legend in the form of Exhibit A hereto.

5. Exemption; Reliance on Representations. Purchaser understands that the offer and sale of Shares is not being registered under the 1933 Act. Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

6. Transfer Agent Instructions. Seller's transfer agent will be instructed to issue one or more share certificates representing Shares with a restrictive legend attached thereto in the names of purchasers to be specified prior to closing, and that the Shares have been issued pursuant to Regulation S. Seller further warrants that stop transfer instructions have been given to the transfer agent and that these Shares are not freely transferable on the books and records of the Company until the forty-first (41st) day after the Closing Date.

7. Stock Delivery Instructions. The share certificates shall be delivered to the Purchaser on a delivery versus payment basis at such times and places to be mutually agreed.

8. Closing Date. The date of the issuance of the sale of the Shares (the "Closing Date") shall be on or before December 15, 1997 or such other mutually agreed time and place, at a mutually agreed location.

9. Conditions to the Company's Obligation to Sell. Purchaser understands that Seller's obligation to sell the stock is conditioned upon:

     a) The receipt and acceptance by Seller of this Subscription Agreement for all of the Shares as evidences by execution of this Subscription Agreement by the President or any other corporate officer of the Seller; and

     b) Delivery into the closing depository by Purchaser of good funds as payment in full for the purchase of the Shares.

10. Conditions to Purchaser's Obligation to Purchase. Seller understands that Purchaser's obligation to purchase the Stock is conditioned upon:

     a) Acceptance by Purchaser of a satisfactory Subscription Agreement for the sale of the Shares;

     b) Delivery of Shares of common stock with a restrictive legend attached thereto; and

     c) Purchaser's determination, in its sole and absolute discretion, to acquire the Shares pursuant to this Agreement.

11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Nevada.

12. Time is of the essence hereon, all securities offered hereunder are subject to prior sale.



         IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed on the date first written below.

Dated this 20th day of January, 1998.



R.O.I., Inc.
                                Freeport, Bahamas


Accepted this 20th day of January, 1998.



GREENLAND CORPORATION



                                    EXHIBIT A
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED TO ANY U.S. PERSON (AS SUCH TERM IS DEFINED IN THE REGULATIONS) FOR A PERIOD OF FORTY (40) DAYS AFTER COMPLETION OF THE OFFERING OF WHICH IT IS A PART, UNLESS REGISTERED UNDER THE ACT, AND MAY THEREAFTER BE TRANSFERRED ONLY IF PERMITTED UNDER THE ACT, EITHER UNDER REGULATION S, OR UNDER THE OTHER RULES AND REGULATIONS PROMULGATED UNDER THE ACT.

                                   SIGNATURES
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            GREENLAND CORPORATION



                                            By:
                                            Eric W. Gaer
                                            President
                                            January 22, 1998



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Signature                          Title                                                Date

                                   Chairman of the Board of Directors and Chief Financial Officer
Gerry B. Berg                                                                           January 22, 1998


Eric W. Gaer                       President and Chief Executive Officer
                                                                                        January 22, 1998
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